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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      December 27, 2002 (December 20, 2002)

                               DTVN Holdings, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   0-22076                  76-0404904
         --------                   -------                  ----------
      (State or other          (Commission File           (IRS Employer
      Jurisdiction of              Number)             Identification No.)
      Incorporation)


        1925 West John Carpenter Freeway, Suite 500, Irving, Texas 75063
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

               Registrant's telephone number, including area code:
                                 (972) 792-3700

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Item 5. Other Events.

     As previously disclosed, on October 2, 2002, the Registrant, its wholly owned subsidiary, DataVoN, Inc., and two other affiliated companies (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, in Dallas, Texas (the "Court"). On December 20, 2002, the Debtors filed a consolidated Monthly Operating Report for November 2002 (the "Operating Report") with the Court. The Operating Report is attached as an exhibit to this Current Report on Form 8-K.

     The Registrant cautions readers not to place undue reliance upon the information contained in the Operating Report since it contains unaudited information, and is in a format prescribed by applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report also contains information for periods that may be shorter or otherwise different than those contained in the Registrant's reports pursuant to the Securities Exchange Act of 1934, as amended. The information contained in the Operating Report is not to be used for investment purposes.

Item 7. Financial Statements and Exhibits.

     (c)    Exhibits

     99.1   Monthly Operating Report of DataVoN, Inc. et al. for November 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: December 27, 2002               DTVN HOLDINGS, INC.


                                            By: /s/  Michael G. Donohoe
                                                --------------------------------
                                                     Michael G. Donohoe
                                                     General Counsel,
                                                     Senior Vice President and
                                                     Chief Restructuring Officer

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
Number                            Description
------                            -----------

99.1         Monthly Operating Report of DataVoN, Inc. et al. for November 2002.